UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 19, 2010
Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania	15219

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 412-288-3400
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 19, 2010 the Board of Directors (“Board”) of the Federal Home Loan Bank of Pittsburgh (“Bank”) approved the following amendments to the Bank’s Bylaws effective February 19, 2010:
     Article II — Stockholders Meeting
•	Section 2 — Special Meetings: Clarify who can call special stockholders meetings.
     Article III — Directors
•	Section 2 — Number, Tenure and Qualifications: Conforming changes required by the Housing and Economic Recovery Act (“HERA”) updating Elected and Appointed Directors to Member and Independent Directors.
•	Section 3 — Director Elections: Conforming changes required by HERA to include procedures the Bank uses for nominating Independent Directors and for the Board to annually determine how many of its Independent Director positions will be designated Public Interest Directors.
•	Section 4 — Regular Meetings: Add flexibility for the Directors to meet via electronic means.
•	Section 5 — Special Meeting Notice: Permit the use of e-mail as a method of notifying Directors in the event of a Special Meeting.
•	Section 8 — Officers of the Board: Permit the Directors to remove Officers of the Board for good cause.
•	Section 11 — Consent of Directors in Lieu of Meeting: Permit the Board to take action via a written or online vote.
•	Section 12 — Vacancies: Conforming change based on HERA and Finance Agency regulations.
•	Section 13 — Compensation: Conforming change based on HERA and Finance Agency regulations.
     Article IV — Committees
•	Section 2 — Telephone Meetings: Broaden the provision to permit all Committees to meet via telephone or other acceptable electronic method.
•	Section 3 — Audit Committee: Conforming change based on HERA and Finance Agency regulations.
•	Section 5 — Committees: Permit Committees to establish subcommittees.
•	Section 6 — Consent of Directors in Lieu of Meeting: Permit the Committee to take action via a written or online vote.
     Article V — Officers and Employees
•	Section 3 — Other Officers: Eliminate the ability of Bank officers to act as an ex officio member of a Committee.
     Article VI — Capital Stock
•	Elimination of the ability of members to request a stock certificate.
     Article VII — General Provisions
•	Section 11 — Emergency Action: In the event of an emergency, this provision creates the framework to ensure continued operations of the Bank.

Item 9.01	Financial Statements and Exhibits.
(c)     Exhibits

99.1	Amended Bylaws of the Federal Home Loan Bank of Pittsburgh, effective February 19, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh
February 25, 2010	By:	Dana A. Yealy
		Name:	Dana A. Yealy
		Title:	Managing Director, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Amended Bylaws of the Federal Home Loan Bank of Pittsburgh, effective February 19, 2010

4